UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): 3/31/06

EnerSys

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 1-32253

Delaware	23-3058564
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

2366 Bernville Road, Reading, Pennsylvania 19605

(Address of Principal Executive Offices, Including Zip Code)

(610) 208-1991

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02. Results of Operations and Financial Condition

On April 3, 2006, the Company will be making a presentation whereby it will be disclosing certain sales, market and other information with respect to its 2006 fiscal year, which ends on March 31, 2006. The Company is furnishing, as Exhibit 99.1 to this report, such information.

Item 7.01. Regulation FD Disclosure

On April 3, 2006, the Company will be making a presentation whereby it will be disclosing certain sales, market and other information. The Company is furnishing, as Exhibit 99.1 to this report, such information.

Item 9.01. Financial Statements and Exhibits

The following exhibit shall be deemed to be furnished:

99.1 Information in the Company’s Presentation.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

EnerSys

Date: March 31, 2006.	By:	/s/ Michael T. Philion
Michael T. Philion
Executive Vice President - Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

EX-99.1	Information in the Company’s Presentation